EXHIBIT 10.7(a)
AMENDMENT TO ULTA SALON, COSMETICS & FRAGRANCE, INC.
SECOND AMENDED AND RESTATED RESTRICTED STOCK OPTION PLAN
     This is an amendment, dated as of July 17, 2003 (the “Amendment”), to the Ulta Salon, Cosmetics & Fragrance, Inc. (the “Company”) Second Amended and Restated Restricted Stock Option Plan (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Plan.
RECITALS
     WHEREAS, the Board of Directors of the Company adopted the Plan on December 1, 1998;
     WHEREAS, the Board of Directors of the Company pursuant to Section 17 of the Plan have approved this amendment to eliminate rights of the Investors with respect to the Restricted Stock issued under the Plan;
     WHEREAS, in connection with the Amendment, the parties hereto have agreed to amend the Plan to eliminate under certain circumstances certain transfer restrictions in Section 13(a) of the Plan;
     WHEREAS, the parties intend to eliminate the repurchase rights of the Company and Investors in certain circumstances;
     WHEREAS, this Amendment will be effective upon the execution by the undersigned Investors who hold a majority of the Underlying Common Stock and who constitute Directing Investors as required by Section 17 of the Plan.
     NOW THEREFORE, in consideration of the foregoing premises and mutual agreements set forth in the Plan and this Amendment, the parties hereto agree as follows:
     1. Amendment.
          a. The first sentence of Section 10(a) — “Repurchase Rights” of the Plan is hereby modified and amended to read in its entirety as follows:
     “In the event an Optionee is no longer employed by the Company as either an employee or a Consultant for any reason, the Restricted Stock purchased by exercise of options by the Optionee shall be subject to repurchase by the Company and Investors pursuant to the terms and conditions contained herein; provided that the Company’s and the Investors’ right to repurchase such Restricted Stock shall terminate upon its Sale of the Company or a Qualified Public Offering or if the Restricted Stock has been purchased by the Company or the Investors pursuant to the first refusal rights contained in Section 13(b) hereof.”
          b. After the first sentence of Section 13(a) – “Transfer of Restricted Stock” of the Plan the following sentence is inserted:

     “Notwithstanding the previous sentence, an Optionee who holds 10,000 or more shares of Restricted Stock may transfer such Restricted Stock before the fourth anniversary of the date of issuance of such Restricted Stock if such transfer is to the Company or the Investors subject to the provisions of Section 13(b) hereof.”
          c. Section 13(b) – “First Refusal Rights” of the Plan is hereby modified and amended to read in its entirety as follows:
     “The Company may elect to purchase all (but not less than all) of the shares of Restricted Stock proposed to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Optionee within thirty (30) days after the receipt of the Sale Notice by the Company. If the Company has not elected to purchase all of the Restricted Stock proposed to be transferred and the Optionee and his/her permitted transferees own 10,000 or more shares of Restricted Stock, the Investors may elect to purchase all (but not less than all) of the Restricted Stock proposed to be transferred upon the same terms and conditions as those set forth in the Sale Notice by following the procedures and requirements of Section 8(B) – “Rights of First Offer” of the Second Amended and Restated Reclassification and Sale of Shares Agreement, which is incorporated herein by reference, as such section may be amended from time to time or any successor provisions thereto.”
     2. Scope of Amendment. Except as expressly amended hereby, the Plan remains in full force and effect in accordance with its terms and this Amendment to the Plan shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Plan, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
     3. Governing Law. The Plan, as amended by this Amendment, exists under and pursuant to the Delaware General Corporation Law and this Amendment to the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.
     4. Counterparts. This Amendment to the Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

     I hereby certify that the Plan was duly adopted by the Board of Directors of Ulta Salon, Cosmetics & Fragrance, Inc. on July 17, 2003.
     Executed at Romeoville, Illinois on this 17th day of July, 2003.

Name: /s/ Charles Weber
Title: Sr. Exec. Vice President & C.O.O./C.F.O

* * * * * * *
     I hereby certify that the foregoing Plan was approved by the stockholders of Ulta Salon, Cosmetics & Fragrance, Inc. on July 17, 2003.
     Executed at Romeoville, Illinois on this 17th day of July, 2003.

/s/ Charles Weber
Secretary